Exhibit 99.2

                              LETTER OF TRANSMITTAL

                           TELEX COMMUNICATIONS, INC.

                        OFFER FOR ANY AND ALL OUTSTANDING

          UNREGISTERED 13% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2006

                                 IN EXCHANGE FOR
            13% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2006, SERIES A
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                  PURSUANT TO THE PROSPECTUS DATED MAY 31, 2002

          THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00
       P.M., NEW YORK CITY TIME, ON JULY 2, 2002, (THE "EXPIRATION DATE")
         UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO
             5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  The Exchange Agent For The Exchange Offer Is:

                            BNY MIDWEST TRUST COMPANY

BY HAND OR OVERNIGHT                           FACSIMILE                        BY REGISTERED OR
      DELIVERY:                              TRANSMISSIONS:                     CERTIFIED MAIL:

BNY Midwest Trust Company               (Eligible Institutions Only)        BNY Midwest Trust Company
 c/o Bank of New York                         (212) 235-2261                  c/o Bank of New York
Corporate Trust Operations                                                  Corporate Trust Operations
 Reorganization Unit                                                          Reorganization Unit
15 Broad Street - 16th Floor                                                15 Broad Street - 16th Floor
New York, New York 10007                                                    New York, New York 10007
Telephone: (212) 235-2353                                                     Telephone: (212) 235-2353
Attention: Diane Amoroso                                                      Attention: Diane Amoroso

                           TO CONFIRM BY TELEPHONE
                            OR FOR INFORMATION CALL:
                                 (212) 235-2353

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THE UNDERSIGNED ACKNOWLEDGES THAT HE OR SHE HAS RECEIVED THE PROSPECTUS, DATED MAY 31, 2002 OF TELEX COMMUNICATIONS, INC., A DELAWARE CORPORATION (THE "COMPANY"), AND THIS LETTER OF TRANSMITTAL, WHICH TOGETHER CONSTITUTE THE COMPANY'S OFFER (THE "EXCHANGE OFFER") TO EXCHANGE AN AGGREGATE PRINCIPAL AMOUNT OF UP TO $105,100,502 13% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2006, SERIES A (THE "NEW NOTES") WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OF THE COMPANY FOR A LIKE PRINCIPAL AMOUNT OF THE ISSUED

AND OUTSTANDING 13 % SENIOR SUBORDINATED NOTES DUE 2006, (THE "EXISTING NOTES") OF THE COMPANY FROM THE HOLDERS THEREOF.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

     This Letter of Transmittal is to be completed by all holders of Existing Notes who wish to tender their Existing Notes. Holders who tender Existing Notes and who are not participants in the electronic book-entry system of The Depository Trust Company are required to complete the "Special Issuance Instructions" and the "Special Delivery Instructions" set forth below and instruct the Company to register their New Notes in the name of Cede & Co., as nominee of DTC, for the account of a designated DTC participant, such as the holder's broker-dealer or bank. All of the New Notes will be issued initially in the form of a single Global Note and be deposited with DTC's custodian. Holders are urged to review the information in the Prospectus under "Global Notes; Book-Entry Settlement and Clearance".

     Holders of Existing Notes whose certificates (the "Certificates") for such Existing Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date on a timely basis, must tender their Existing Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.


                            DESCRIPTION OF THE NOTES

---------------------------------------------------------- ----------------- -------------------- ----------------------

     Name(s) and address(es) of Registered Holder(s)         Certificate           Aggregate        Principal Amount
               (please fill in, if blank)                     Number(s)        Principal Amount     Tendered (if less
                                                                                Represented by         than all)*
                                                                                Certificate(s)
---------------------------------------------------------- ----------------- -------------------- ----------------------








---------------------------------------------------------- ----------------- -------------------- ----------------------

* Unless otherwise indicated in the column, a holder will be deemed to have tendered all Existing Notes represented by the principal amount indicated in Column 2. See Instruction 4.


           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

 [ ]     CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED
         DELIVERY IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s)
                                      -----------------------------------------

         Window Ticket Number (if any)
                                        ---------------------------------------

         Date of Execution of Notice of Guaranteed Delivery
                                                            -------------------

         Name of Institution which Guaranteed Delivery
                                                       ------------------------

[ ]      CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE EXISTING
         NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
               ----------------------------------------------------------------
         Address:
                  -------------------------------------------------------------

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described aggregate principal amount of the Company's Existing Notes (in exchange for a like aggregate principal amount of the Company's New Notes which have been registered under the Securities Act, upon the terms and subject to the conditions set forth in the Prospectus dated May 31, 2002 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the Exchange Offer).

     Subject to and effective upon the acceptance for exchange of all or any portion of the Existing Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Existing Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Existing Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Existing Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Existing Notes, (ii) present Certificates for such Existing Notes for transfer, and to transfer the Existing Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE EXISTING NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE EXISTING NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE EXISTING NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Existing Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Existing Notes. The Certificate number(s) and the Existing Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Existing Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Existing Notes than are tendered or accepted for exchange, Certificates for such non-exchanged or non-tendered Existing Notes will be returned, without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Existing Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Existing Notes" in the Prospectus and in the instruction attached hereto will, upon the Company's acceptance for exchange of such tendered Existing Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Existing Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that New Notes be issued in the name(s) of the undersigned or that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Existing Notes not exchanged or not accepted for exchange will be issued to the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions", please deliver New Notes to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING EXISTING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT (II) ANY NEW NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW NOTES. BY TENDERING EXISTING NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF EXISTING NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH EXISTING NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH EXISTING NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     THE COMPANY HAS AGREED THAT THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED IN EXCHANGE FOR EXISTING NOTES, WHERE SUCH EXISTING NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE OR, IF EARLIER, WHEN ALL SUCH NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED EXISTING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH EXISTING NOTES AND

EXECUTING THIS LETTER OF  TRANSMITTAL,  AGREES THAT, UPON RECEIPT OF NOTICE
FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE NEW NOTES IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW NOTES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE.

     Existing Notes are accepted for exchange will cease to accrete from and after the date of consummation of the Exchange Offer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX.

                HOLDER(S) SIGN HERE (SEE INSTRUCTIONS 2, 5 AND 6)

                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 13)

      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Existing Notes hereby tendered or on the register of holders maintained by the Company, or by any person(s) authorized to become the registered holder(s) by endorsement and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Existing Notes to comply with the restrictions on transfer applicable to the Existing Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer or a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           (Signature(s) of Holder(s))
Date:                                                         , 2002
     ---------------------------------------------------------       ----------

Name(s)
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (Please Print)
Capacity (full title)
                      ---------------------------------------------------------

Address
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                                -----------------------------------------------

Tax Identification or Social Security No.
                                          -------------------------------------

              GUARANTEE OF SIGNATURES(S) (SEE INSTRUCTIONS 2 AND 5)

Authorized Signature
                    ----------------------------------------------------------
Date:                                                       , 2002
     -------------------------------------------------------

Name of Firm
             ------------------------------------------------------------------

Capacity (full title)
                     ---------------------------------------------------------
                                 (Please Print)

Address
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number
                               ------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
    SPECIAL ISSUANCE INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 1, 5 AND 6)                                (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the New Notes or                      To be completed ONLY if New Notes or Existing
Existing Notes not tendered are to be issued in the           Notes not tendered are to be sent to someone
name of someone (including a DTC participant)                 (including a DTC participant) other than the
other than the registered holder of the Existing              registered holder of the Existing Notes whose
Notes whose name(s) appear(s) above.                          name(s) appear(s) above, or such registered
                                                              holder(s)  at an  address  other  than  that shown
                                                              above.

------------------------------------------------------------ ---------------------------------------------------------
Issue to:                                                     Mail to:

[ ]   Existing Notes not tendered to:                         [ ]   Existing Notes not tendered to:

--------------------------------------------------------      ---------------------------------------------------

[ ]   New Notes issued to:                                    [  ]  New Notes issued to:

Name(s)                                                       Name(s)
        ------------------------------------------------             --------------------------------------------
                      (Please Print)                                              (Please Print)


[ ]   Check here if the above-named person is the             [ ]  Check here if the above-named person is the
      designated DTC participant of the holder and                 designated DTC participant of the holder and
      provide below the DTC account number of the                  provide below the DTC account number of the
      DTC participant.                                             DTC participant.

DTC participant's                                                  DTC participant's
account number:  _________________                                 account number:  ________________
                  (Please Print)                                                     (Please Print)

Address                                                       Address
         -----------------------------------------------              -------------------------------------------

--------------------------------------------------------      ---------------------------------------------------
                    (Include Zip Code)                                          (Include Zip Code)

Area Code and Telephone Number                               Area Code and Telephone Number
                               -------------------------                                    ---------------------

--------------------------------------------------------     ----------------------------------------------------
(Tax Identification or Social Security Number(s))            (Tax Identification or Social Security Number(s))
------------------------------------------------------------ ---------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by all holders who wish to tender their Existing Notes. Existing Notes may be tendered in whole or in part.

     Holders who wish to tender their Existing Notes and whose Existing Notes are not immediately available, or who cannot deliver their Existing Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date, may tender their Existing Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below);
(ii) a properly and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Existing Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Existing Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein)
(i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

     (i) this letter of Transmittal is signed by the registered holder of Existing Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

     (ii) such Existing Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Existing Notes" is inadequate, the Certificate number(s) and/or the principal amount of Existing Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than all the Existing Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Existing Notes which are to be tendered in the box entitled "Principal Amount of Existing Notes Tendered." In such case, new Certificate(s) for the remainder of the Existing Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Existing Notes, promptly after the Expiration Date. All Existing Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Existing Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Existing Notes to be withdrawn, the aggregate principal amount of Existing Notes to be withdrawn, and (if Certificates for Existing Notes have been tendered) the name of the registered holder of the Existing Notes as set forth on the Certificate for the Existing Notes, if different from that of the person who tendered such Existing Notes. If Certificates for the Existing Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Existing Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Existing Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Existing Notes tendered for the account of an Eligible Institution. If Existing Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Existing Notes", the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Existing Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Existing Notes may not be rescinded. Existing Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be re-tendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Existing Notes".

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Exchange Agent, in its sole discretion, whose determination shall be final and binding on all parties. None of the Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Existing Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OR TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Existing Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Existing Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent, in its sole discretion, of each such Person's authority so to act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Existing Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Existing Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Existing Notes may require in accordance with the restrictions on transfer applicable to the Existing Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Existing Notes not exchanged will be returned by mail.

     7. IRREGULARITIES. The Company and the Exchange Agent will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Existing Notes, which determination shall be final and binding on all parties. The Company and the Exchange Agent reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company and the Exchange Agent, be unlawful. The Company and the Exchange Agent also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Existing Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's and the Exchange Agent's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Existing Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company and the Exchange Agent, any affiliates or assigns of the Company and the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. BACKUP WITHHOLDING, SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Existing Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Existing Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding at varying rates up to 30%.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer
Identification   Number   below   in  order   to   avoid   backup   withholding.
Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 30% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Existing Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Existing Notes. If the Existing Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Notes for exchanges.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes nor shall any of them incur any liability for failure to give any such notice.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Existing Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     13. SECURITY TRANSFER TAXES. Holders who tender their Existing Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Existing Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Existing Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

-------------------------------------------------- ------------------------------------------ ------------------------
SUBSTITUTE FORM W-9                                PART 1 -- PLEASE PROVIDE                    Social security
                                                   YOUR TIN ON THE LINE AT                     number or TIN:
DEPARTMENT OF THE TREASURY                         RIGHT AND CERTIFY BY                        ----------------------
INTERNAL REVENUE SERVICE                           SIGNING AND DATING BELOW.
-------------------------------------------------- ------------------------------------------ ------------------------

PAYER'S REQUEST FOR TAXPAYER                       PART 2-- TIN Applied For [ ]
IDENTIFICATION ("TIN") AND
CERTIFICATION
-------------------------------------------------- -------------------------------------------------------------------
                                                   CERTIFICATION-- UNDER THE PENALTIES OF
                                                   PERJURY, I CERTIFY THAT:
                                                   (1)   The number shown on this form is my correct taxpayer
                                                         identification number (or I am waiting for a number to
                                                         be issued to me).
                                                   (2)   I am not subject to backup withholding either because
                                                         (i) I am exempt from backup withholding, (ii) I have
                                                         not been notified by the Internal Revenue Service
                                                         ("IRS") that I am subject to backup withholding as a
                                                         result of a failure to report all interest or dividends, or
                                                         (iii) the IRS has notified me that I am no longer subject
                                                         to backup withholding, and
                                                   (3)   any other information provided on this form is true and
                                                         correct.

-------------------------------------------------- -------------------------------------------------------------------
                                                   Signature:                       Date:
                                                              --------------------        ---------
-------------------------------------------------- -------------------------------------------------------------------


YOU MUST CROSS OUT ITEM (iii) IN PART (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN AND YOU HAVE NOT BEEN NOTIFIED BY THE IRS THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.
-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 30% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES

   FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
                            FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all payments made to me on account of the Exchange Agent will be retained and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 30% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.


Signature ___________________________________   Date ______________________ 2002